The RMR Group Inc. Announces Fourth Quarter Fiscal 2024 Financial Results November 11, 2024 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on October 28, 2024. This dividend will be paid on or about November 14, 2024. Conference Call A conference call to discuss RMR’s fiscal fourth quarter results will be held on Tuesday, November 12, 2024 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (877) 344-7529; the replay pass code is 4257057. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 1,000 real estate professionals in more than 35 offices nationwide who manage nearly $41 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR delivered results that were largely in line with our expectations, underscoring the stability of our platform. RMR's focus remains on executing the strategic priorities for our clients and investing in our platform so we can take advantage of attractive market opportunities ahead. With stable recurring revenues and a solid balance sheet with more than $140 million of cash on hand and no corporate debt, RMR is well-positioned to execute on our private capital initiatives that we believe will drive meaningful growth and create long-term value for our shareholders." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES FOURTH QUARTER FISCAL 2024 FINANCIAL RESULTS Newton, MA (November 11, 2024). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended September 30, 2024.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's cash and cash equivalents, including their sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for RMR's new private capital debt vehicle, or its Real Estate Lending Venture, and SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors in its Real Estate Lending Venture in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Investor Relations Contact Kevin Barry, Senior Director (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

Fourth Quarter Fiscal 2024 Financial Results

THE RMR GROUP INC.'S FOURTH QUARTER FISCAL 2024 HIGHLIGHTS

- Net income of $12.5 million and net income attributable to The RMR Group Inc. of $5.3 million, or $0.32 per diluted share
- Adjusted Net Income Attributable to The RMR Group Inc. of $5.6 million, or $0.34 per diluted share
- Adjusted EBITDA of $21.8 million

($ in thousands, except per share amounts)	4Q'24	Per Share	3Q'24	Per Share	4Q'23	Per Share
GAAP Financial Measures						
Net Income	$ 12,486		$ 12,404		$ 17,058	
Net Income Margin	25.7%		25.2%		37.2%	
Net Income Attributable to The RMR Group Inc.	$ 5,336	$ 0.32	$ 4,935	$ 0.29	$ 7,696	$ 0.46
Non-GAAP Financial Measures						
Adjusted Net Income Attributable to The RMR Group Inc.	$ 5,645	$ 0.34	$ 6,256	$ 0.37	$ 8,047	$ 0.48
Adjusted EBITDA	$ 21,849		$ 20,972		$ 25,407	
Adjusted EBITDA Margin	43.4%		40.9%		53.2%	
Distributable Earnings	$ 16,319	$ 0.51	$ 14,389	$ 0.45	$ 16,979	$ 0.54
Distribution Payout Ratio	63.3%		71.5%		61.4%	
Assets Under Management (AUM)						
AUM	$ 40,860,325		$ 41,314,497		$ 35,874,488	
Perpetual Capital AUM	$ 28,098,949		$ 28,437,358		$ 28,191,144	
Private Capital AUM	$ 12,761,376		$ 12,877,139		$ 7,683,344	
Fee-Earning AUM	$ 27,802,250		$ 27,693,577		$ 22,793,313	

All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 16 for disclosures and reconciliations to GAAP financial measures. See Notes & Definitions beginning on page 24 for notes and terms used throughout this presentation.

5

6 Managed Public Real Estate Capital Managed Private Real Estate Capital $28,098,949 69% $12,761,376 31% $40,860,325 $28,191,144 79% $7,683,344 21% $35,874,488 AUM AUM BY SOURCE ($ in thousands) 4Q'24 4Q'23 Fee-Earning AUM $18,215,947 66% $9,586,303 34% $27,802,250 $18,364,655 81% $4,428,658 19% $22,793,313 Perpetual Capital Private Capital

7 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels & Net Leased Service- Focused Retail $ 11,425,389 $ 6,442,016 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office, Life Science & Senior Living 7,651,487 4,122,133 Office Properties Income Trust (NASDAQ: OPI) Office 5,806,052 2,450,756 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,642,245 4,627,266 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 573,776 573,776 Total Perpetual Capital $ 28,098,949 $ 18,215,947 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

8 PRIVATE CAPITAL AUM Fee-Earning Strategy AUM AUM Residential Real Estate Funds * Value Add / Core Plus $ 5,089,210 $ 5,089,210 Industrial Real Estate Funds ** Core Plus 3,951,737 894,850 Medical Office & Life Science Real Estate Funds Core Plus 2,414,805 2,414,805 Hotel Real Estate (Sonesta) Core 490,313 490,313 Senior Living Real Estate (AlerisLife) Core 246,795 246,795 Other Real Estate Core Plus 511,336 393,150 Private Credit (Diversified) Value Add / Core Plus 57,180 57,180 Total Private Capital $ 12,761,376 $ 9,586,303 * Residential Real Estate Funds includes two owned properties and 3rd party managed properties. ** Industrial Real Estate Funds AUM includes Mountain JV and Industrial Real Estate Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes & Definitions beginning on page 24.

9 AUM BY COMMERCIAL REAL ESTATE SECTOR Hotel Industrial OfficeSenior Living Residential Retail Medical Office & Life Science 17% 17% 16%14% 13% 11% 12%

10 $48,006 $48,896 $45,361 $33,728 $33,798 $35,908 $14,278 $15,098 $9,453 4Q'24 3Q'24 4Q'23 $28,964 $28,957 $29,878 $21,910 $21,731 $22,858 $7,054 $7,226 $7,020 4Q'24 3Q'24 4Q'23 $15,850 $16,372 $11,160 $9,190 $9,207 $9,057 $6,660 $7,165 $2,103 4Q'24 3Q'24 4Q'23 $3,192 $3,567 $4,323 $2,628 $2,860 $3,993 $564 $707 $330 4Q'24 3Q'24 4Q'23 a b MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE See Notes & Definitions beginning on page 24. ($ in thousands) Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Perpetual Capital Private Capital

11 Location / Property Type Revere, MA / Hotel Wayne, PA / Industrial Origination Date July 1, 2024 July 18, 2024 Principal Balance $40.0 million $17.2 million Maximum Maturity Date July 1, 2029 July 18, 2029 Coupon Rate SOFR +3.95% SOFR +4.25% Secured Financing Facility (1) $28.4 million $12.7 million Coupon Rate SOFR +2.90% SOFR +2.85% Annualized Income from Investment, Net $1.4 million $0.6 million Location Denver, CO Acquisition Date July 30, 2024 Purchase Price $70.0 million Annualized NOI $4.3 million Financing $46.5 million, 5-year interest-only fixed mortgage at 5.34% (July 2029 maturity) Annualized Interest Expense $2.5 million OTHER PRIVATE CAPITAL ACTIVITIES Real Estate Lending Venture RMR Residential (1) Repurchase loans mature on the earlier of the underlying investment loan's maturity date or September 17, 2027.

GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

($ in thousands)	4Q'24	3Q'24	4Q'23
Revenues:			
Management services [1]	$ 46,878	$ 47,769	$ 44,212
Incentive fees	484	370	468
Advisory services	1,128	1,127	1,149
Total management, incentive and advisory services revenues	48,490	49,266	45,829
Income from loan investments, net	1,313	–	–
Rental property revenues	1,190	191	–
Reimbursable compensation and benefits	21,926	22,786	15,484
Reimbursable equity based compensation	4,262	1,088	2,683
Other reimbursable expenses	135,119	132,339	158,936
Total reimbursable costs	161,307	156,213	177,103
Total revenues	**212,300**	**205,670**	**222,932**
Expenses:			
Compensation and benefits	46,386	45,031	34,316
Equity based compensation	5,481	1,614	3,769
Separation costs	1,572	771	–
Total compensation and benefits expense	53,439	47,416	38,085
General and administrative	11,101	11,435	7,821
Other reimbursable expenses	135,119	132,339	158,936
Rental property expenses	305	79	–
Transaction and acquisition related costs	520	915	3,025
Depreciation and amortization	1,833	1,234	281
Total expenses	**202,317**	**193,418**	**208,148**
Operating income	9,983	12,252	14,784

Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation. See Notes & Definitions beginning on page 24.

12

THE RMR GROUP

13 GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) ($ in thousands) 4Q'24 3Q'24 4Q'23 Operating income 9,983 12,252 14,784 Change in fair value of Earnout liability (2) 1,825 1,064 — Interest income 1,734 2,638 3,737 Interest expense (612) (81) — Gain on equity method investments 2,460 188 1,724 Income before income tax expense 15,390 16,061 20,245 Income tax expense (2,904) (3,657) (3,187) Net income 12,486 12,404 17,058 Net income attributable to noncontrolling interest in The RMR Group LLC (7,163) (7,482) (9,362) Net loss attributable to noncontrolling interest in consolidated entity 13 13 — Net income attributable to The RMR Group Inc. $ 5,336 $ 4,935 $ 7,696 Substantially all revenues are earned from related parties. Certain prior period amounts have been reclassified to conform to the current period presentation. See Notes & Definitions beginning on page 24.

14 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) 4Q'24 3Q'24 4Q'23 Numerators: Net income attributable to The RMR Group Inc. $ 5,336 $ 4,935 $ 7,696 Less: income attributable to unvested participating securities (79) (76) (78) Net income used in calculating basic and diluted EPS $ 5,257 $ 4,859 $ 7,618 Denominators: Common shares outstanding 16,846 16,729 16,712 Less: unvested participating securities and incremental impact of weighted average (281) (187) (255) Weighted average common shares outstanding - basic and diluted 16,565 16,542 16,457 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.32 $ 0.29 $ 0.46 See Notes & Definitions beginning on page 24.

15 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) September 30, 2024 September 30, 2023 Assets Cash and cash equivalents held by The RMR Group Inc. $ 23,189 $ 26,802 Cash and cash equivalents held by The RMR Group LLC 118,410 241,187 Due from related parties 134,030 111,323 Prepaid and other current assets 9,789 6,997 Assets held for sale 8,700 — Total current assets 294,118 386,309 Loans held for investment, net of allowance for credit losses of $343 and $0, respectively 56,221 — Property and equipment, net of accumulated depreciation of $3,447 and $3,212, respectively 76,433 5,446 Due from related parties, net of current portion 9,350 7,261 Equity method investments 23,733 18,651 Goodwill 71,761 1,859 Intangible assets, net of accumulated amortization of $3,719 and $983, respectively 20,299 167 Operating lease right of use assets 27,353 29,032 Deferred tax asset 15,163 18,220 Other assets, net of accumulated amortization of $87,740 and $78,324, respectively 106,063 115,479 Total assets $ 700,494 $ 582,424 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 90,444 $ 77,924 Accounts payable and accrued expenses 32,116 22,578 Operating lease liabilities 5,906 5,068 Liabilities held for sale 4,973 — Total current liabilities 133,439 105,570 Mortgage note payable 45,149 — Secured financing facility, net 41,109 — Operating lease liabilities, net of current portion 22,147 25,044 Amounts due pursuant to tax receivable agreement, net of current portion 18,442 20,886 Other liabilities 20,791 7,261 Total liabilities 281,077 158,761 Total equity 419,417 423,663 Total liabilities and equity $ 700,494 $ 582,424

16 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 14.

Three Months Ended September 30, 2024: (amounts in thousands, except per share amounts)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 5,336	$ (79)	$ 5,257	16,565	$ 0.32
Incentive fees [1]	(180)	3	(177)	16,565	(0.01)
Gain on equity method investments [2]	(914)	14	(900)	16,565	(0.05)
Certain compensation adjustments, net of reimbursements [3]	960	(14)	946	16,565	0.06
Separation costs [4]	585	(9)	576	16,565	0.03
Change in fair value of Earnout liability [5]	(678)	10	(668)	16,565	(0.04)
Provision for credit losses [6]	223	(3)	220	16,565	0.01
Transaction and acquisition related costs [8]	193	(3)	190	16,565	0.01
Technology transformation investments [9]	120	(2)	118	16,565	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 5,645	$ (83)	$ 5,562	16,565	$ 0.34

(1) Includes $484 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $228 and income tax expense of $76 at a rate of approximately 15.7%.

(2) Includes $2,460 in gains on The RMR Group Inc.'s investments in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,159 and income tax expense of $387 at a rate of approximately 15.7%.

(3) Includes $2,241 of certain compensation adjustments related to annual bonus estimates, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $1,056 and income tax expense of $225 at a rate of approximately 10.0%, including the effect of certain limitations on tax deductible compensation.

(4) Includes $1,572 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $740 and income tax expense of $247 at a rate of approximately 15.7%.

(5) Includes $1,825 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $860 and income tax expense of $287 at a rate of approximately 15.7%.

(6) Includes $602 of provision for credit losses related to loans held for investment, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $284 and income tax expense of $95 at a rate of approximately 15.7%.

(7) Includes $520 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $245 and income tax expense of $82 at a rate of approximately 15.7%.

(8) Includes $323 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $152 and income tax expense of $51 at a rate of approximately 15.7%.

17

THE RMR GROUP

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2024, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 14.

Three Months Ended June 30, 2024: (amounts in thousands, except per share amounts)	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Net income attributable to The RMR Group Inc.	$ 4,935	$ (76)	$ 4,859	16,542	$ 0.29
Incentive fees [1]	(139)	2	(137)	16,542	(0.01)
Gain on equity method investments [2]	(71)	1	(70)	16,542	–
Separation costs [3]	291	(4)	287	16,542	0.02
Change in fair value of Earnout liability [4]	(400)	6	(394)	16,542	(0.02)
Uncertain tax position reserve, net of federal benefit [5]	1,234	(19)	1,215	16,542	0.07
Transaction and acquisition related costs [6]	344	(5)	339	16,542	0.02
Technology transformation investments [7]	62	(1)	61	16,542	–
Adjusted net income attributable to The RMR Group Inc.	$ 6,256	$ (96)	$ 6,160	16,542	$ 0.37

(1) Includes $369 in incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $174 and income tax expense of $56 at a rate of approximately 15.1%.

(2) Includes $188 in gains on The RMR Group Inc.'s investments in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $89 and income tax expense of $28 at a rate of approximately 15.1%.

(3) Includes $771 of separation costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $364 and income tax expense of $116 at a rate of approximately 15.1%.

(4) Includes $1,064 of change in fair value of Earnout liability, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $503 and income tax expense of $161 at a rate of approximately 15.1%.

(5) Includes an adjustment of $1,562 related to a reserve for an uncertain tax position, net of federal tax benefit of $328 at a rate of 21.0%, which does not impact the noncontrolling interest in The RMR Group LLC.

(6) Includes $915 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $433 and income tax expense of $138 at a rate of approximately 15.1%.

(7) Includes $165 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest in The RMR Group LLC of $78 and income tax expense of $25 at a rate of approximately 15.1%.

18 THE RMR GROUP

19 The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2023, excluding the assumed redemption of the noncontrolling interest in The RMR Group LLC’s 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 14. Three Months Ended September 30, 2023: Net Income Attributable to The RMR Group Inc. Less: Income Attributable to Unvested Participating Securities Net Income Used in Calculating Diluted EPS Weighted Average Common Shares Outstanding - Diluted Net Income Attributable to The RMR Group Inc. per Common Share - Diluted(amounts in thousands, except per share amounts) Net income attributable to The RMR Group Inc. $ 7,696 $ (78) $ 7,618 16,457 $ 0.46 Incentive fees (1) (173) 2 (171) 16,457 (0.01) Gain on equity method investment (2) (638) 6 (632) 16,457 (0.04) Transaction and acquisition related costs (3) 1,118 (11) 1,107 16,457 0.07 Technology transformation investments (4) 44 — 44 16,457 — Adjusted net income attributable to The RMR Group Inc. $ 8,047 $ (81) $ 7,966 16,457 $ 0.48 (1) Includes $468 of incentive fees earned, adjusted to reflect amounts attributable to the noncontrolling interest of $221 and income tax expense of $74 at a rate of approximately 15.7%. (2) Includes $1,724 of gain on The RMR Group Inc.’s investment in SEVN common shares, adjusted to reflect amounts attributable to the noncontrolling interest of $815 and income tax expense of $271 at a rate of approximately 15.7%. (3) Includes $3,025 of transaction and acquisition related costs, adjusted to reflect amounts attributable to the noncontrolling interest of $1,431 and income tax expense of $476 at a rate of approximately 15.7%. (4) Includes $120 of technology transformation investments included in general and administrative expenses, adjusted to reflect amounts attributable to the noncontrolling interest of $57 and income tax expense of $19 at a rate of approximately 15.7%. RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

20 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) 4Q'24 3Q'24 4Q'23 Net income $ 12,486 $ 12,404 $ 17,058 Income tax expense 2,904 3,657 3,187 Depreciation and amortization 1,833 1,234 281 Interest expense (1) 81 80 — EBITDA 17,304 17,375 20,526 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,219 526 1,086 Separation costs 1,572 771 — Transaction and acquisition related costs 520 915 3,025 Change in fair value of Earnout liability (1,825) (1,064) — Provision for credit losses 602 — — Straight line office rent (115) (110) (110) Gain on equity method investments (2,460) (188) (1,724) Certain compensation adjustments, net of reimbursements 2,241 — — Distributions from investments 598 598 598 Technology transformation investments 323 165 120 Incentive fees (484) (370) (468) Adjusted EBITDA $ 21,849 $ 20,972 $ 25,407 See Notes & Definitions beginning on page 24.

21 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) 4Q'24 3Q'24 4Q'23 Calculation of Net Income Margin: Total management and advisory services revenues $ 48,490 $ 49,266 $ 45,829 Net income $ 12,486 $ 12,404 $ 17,058 Net Income Margin 25.7% 25.2% 37.2% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 50,360 $ 51,250 $ 47,715 Adjusted EBITDA $ 21,849 $ 20,972 $ 25,407 Adjusted EBITDA Margin 43.4% 40.9% 53.2% Calculation of Distributable Earnings: Adjusted EBITDA $ 21,849 $ 20,972 $ 25,407 Less: Tax distributions to members (2) (5,530) (6,583) (8,428) Distributable Earnings $ 16,319 $ 14,389 $ 16,979 Class A and Class B-1 Common Share Distributions $ 7,526 $ 7,529 $ 6,645 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,326 $ 12,329 $ 11,445 Calculation of Distributable Earnings per Share: Distributable Earnings $ 16,319 $ 14,389 $ 16,979 Distributable Earnings Shares Outstanding 31,846 31,729 31,712 Distributable Earnings per Share $ 0.51 $ 0.45 $ 0.54 See Notes & Definitions beginning on page 24.

22 DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC (amounts in thousands, except per share amounts) 4Q'24 3Q'24 4Q'23 The RMR Group LLC Shareholders (ownership percentage): The RMR Group Inc. 52.9% 52.7% 52.6% ABP Trust 47.1% 47.3% 47.4% Total 100.0% 100.0% 100.0% Calculation of Distribution Payout Ratio for The RMR Group LLC: Adjusted EBITDA $ 21,849 $ 20,972 $ 25,407 Adjustments to reconcile Adjusted EBITDA to Adjusted EBITDA attributable to The RMR Group LLC: The RMR Group Inc. franchise tax expense and interest income (269) (187) (500) Adjusted EBITDA attributable to The RMR Group LLC 21,580 20,785 24,907 Less: Tax distributions to members (5,530) (6,583) (8,428) Distributable Earnings attributable to The RMR Group LLC $ 16,050 $ 14,202 $ 16,479 Distributions Per Common Share to The RMR Group LLC Shareholders $ 0.32 $ 0.32 $ 0.32 Shares outstanding on Record Date 31,725 31,729 31,613 Distributions from The RMR Group LLC $ 10,152 $ 10,153 $ 10,116 Distribution Payout Ratio for The RMR Group LLC 63.3% 71.5% 61.4% Certain prior period amounts have been reclassified to conform to the current period presentation. See Notes & Definitions beginning on page 24.

23 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders from The RMR Group LLC divided by Distributable Earnings attributable to The RMR Group LLC. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash items or non-recurring gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). NON-GAAP FINANCIAL MEASURES

24 Notes & Definitions

25 NOTES Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client and exclude incentive fees earned from SEVN of $484, $370 and $468 during the three months ended September 30, 2024, June 30, 2024 and September 30, 2023. ($ in thousands) 4Q'24 3Q'24 4Q'23 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 4,436 $ 4,101 $ 3,842 ILPT 5,983 5,854 5,991 OPI 2,800 3,057 3,411 SVC 7,563 7,592 8,465 SEVN 1,128 1,127 1,149 Total Perpetual Capital 21,910 21,731 22,858 AlerisLife 1,357 1,442 1,400 Sonesta 2,515 2,624 2,517 RMR Residential 154 153 — Other private entities 3,028 3,007 3,103 Total Private Capital 7,054 7,226 7,020 Total Base Business Management & Advisory Revenues $ 28,964 $ 28,957 $ 29,878 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,373 $ 1,413 $ 1,435 ILPT 3,199 3,104 3,295 OPI 3,090 3,172 3,396 SVC 1,513 1,504 923 SEVN 15 14 8 Total Perpetual Capital 9,190 9,207 9,057 RMR Residential 4,501 4,985 — Other private entities 2,159 2,180 2,103 Total Private Capital 6,660 7,165 2,103 Total Base Property Management & Other Revenues $ 15,850 $ 16,372 $ 11,160

26 NOTES (CONTINUED) Notes to page 10 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED) ($ in thousands) 4Q'24 3Q'24 4Q'23 CONSTRUCTION SUPERVISION REVENUES DHC $ 450 $ 333 $ 805 ILPT 119 115 171 OPI 519 1,078 1,908 SVC 1,540 1,334 1,109 Total Perpetual Capital 2,628 2,860 3,993 RMR Residential 417 550 — Other private entities 147 157 330 Total Private Capital 564 707 330 Total Construction Supervision Fees $ 3,192 $ 3,567 $ 4,323 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,259 $ 5,847 $ 6,082 ILPT 9,301 9,073 9,457 OPI 6,409 7,307 8,715 SVC 10,616 10,430 10,497 SEVN 1,143 1,141 1,157 Total Perpetual Capital 33,728 33,798 35,908 AlerisLife 1,357 1,442 1,400 Sonesta 2,515 2,624 2,517 RMR Residential 5,072 5,688 — Other private entities 5,334 5,344 5,536 Total Private Capital 14,278 15,098 9,453 Total Management & Advisory Services Revenues $ 48,006 $ 48,896 $ 45,361

NOTES (CONTINUED)

Notes to page 12 and 13 – GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT's properties, and (ii) each REIT's average market capitalization. The information presented in the charts below is as of September 30, 2024 and 2023 and may differ from the basis on which base business management fees are calculated ($ in thousands):



As of September 30, 2024
$30,582,060
$7,651,487
$5,699,132
$5,806,052
$11,425,389
Historical Cost
$17,642,171
$4,122,133
$4,627,266
$2,450,756
$6,442,016
Market Capitalization
$17,642,171
$4,122,133
$4,627,266
$2,450,756
$6,442,016
Lower of
DHC
ILPT
OPI
SVC
As of September 30, 2023
$30,553,434
$7,569,714
$5,710,946
$6,012,246
$11,260,528
Historical Cost
$17,673,880
$3,280,149
$4,520,662
$2,789,224
$7,083,845
Market Capitalization
$17,673,880
$3,280,149
$4,520,662
$2,789,224
$7,083,845
Lower of

(2) The purchase price for RMR's acquisition of MPC Partnership Holdings LLC (RMR Residential) included an Earnout of up to an additional $20 million subject to the deployment of remaining capital commitments in investment funds managed by RMR Residential prior to the end of such funds investment period. For the three months ended September 30, 2024 and June 30, 2024, RMR recognized a change in the fair value of the Earnout liability.

27

THE RMR GROUP

NOTES (CONTINUED)

Notes to page 14 – GAAP RESULTS: EARNINGS PER COMMON SHARE

RMR calculates earnings per share (EPS) using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, if dilutive, diluted EPS includes the assumed issuance of Class A common shares pursuant to RMR's equity compensation plan using the treasury stock method and the issuance of Class A common shares related to the assumed redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect that the assumed redemption would have on EPS, net income available to holders of Class A common shares would increase due to the elimination of the noncontrolling interest, offset by any tax effect. The assumed redemption of the 15,000,000 Class A Units was anti-dilutive to earnings per share for the three months ended September 30, 2024, June 30, 2024 and June 30, 2023.

Notes to page 20 – RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME

(1) Interest expense excludes amounts related to private capital initiatives.

Notes to page 21 – CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

($ in thousands)	4Q'24 [(a)]	3Q'24 [(a)]	4Q'23 [(a)]
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 2,953	$ 3,524	$ 4,430
The RMR Group LLC tax distributions to noncontrolling interest	2,577	3,059	3,998
Total tax distributions to members from The RMR Group LLC	**$ 5,530**	**$ 6,583**	**$ 8,428**

(a) Tax distributions for the three months ended September 30, 2024 and June 30, 2024 exclude $200 and $30, respectively, to The RMR Group Inc. and $180 and $20, respectively, to the noncontrolling interest related to incentive fees earned from SEVN, and tax distributions for the three months ended September 30, 2023 exclude $4,352 to the RMR Group Inc. and $3,848 to the noncontrolling interest related to termination fees from TA and incentive fees from SEVN and the tax cost basis gain on the sale of TA common shares, which are considered non-recurring transactions.

28

THE RMR GROUP

29 The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) Taxing Authorities Federal 21.00% State 5.41% Total 26.41% (1) Federal 29.60% State 7.65% Total 37.25% (2) The RMR Group LLC (Partnership) The RMR Group Inc. (C-Corp) The RMR Group Inc. Shareholders 16.7M shares @ $1.80 per share (annual) 16.7M shares @ $1.28 per share (annual) Annual Tax Distributions Annual Dividends Notes to page 22 – DISTRIBUTION PAYOUT RATIO FOR THE RMR GROUP LLC The following illustrative diagram presents certain tax and distribution information pertaining to The RMR Group LLC and The RMR Group Inc. NOTES (CONTINUED) Note: Cash and cash equivalents held by The RMR Group Inc. is $23.2 million at September 30, 2024. (1) Represents RMR Inc.'s current federal and state income tax rate. (2) Represents the current maximum federal and state tax rate applicable to The RMR Group LLC's members.

30 • Annualized NOI refers to annualized income from rental property revenues less annualized rental property expenses. Annualized NOI excludes interest expense and depreciation and amortization expense of the rental property. • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of AlerisLife, Sonesta and until May 15, 2023, TA, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN) and, until it was acquired by BP Products North America Inc. on May 15, 2023, TravelCenters of America Inc. (TA). • Private Capital consists of AlerisLife Inc. (AlerisLife), Sonesta International Hotels Corporation (Sonesta), residential real estate RMR manages from its acquisition of MPC Partnership Holdings LLC (RMR Residential) and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. AlerisLife was a publicly traded company until March 20, 2023 when it was acquired by a subsidiary of ABP Trust. As a result, amounts for AlerisLife are characterized as Private Capital for all periods presented. • Private Credit (Diversified) consists of loans held for investment that were originated by our Real Estate Lending Venture. DEFINITIONS